Exhibit 21.1
Subsidiaries of KBS Strategic Opportunity REIT, Inc. as of January 18, 2019

110 William Mezz III, LLC	KBS SOR Acquisition XX, LLC
110 William Property Investors III, LLC	KBS SOR Acquisition XXI, LLC
1180 Raymond Urban Renewal, LLC	KBS SOR Acquisition XXII, LLC
1635 N. Cahuenga, LLC	KBS SOR Acquisition XXIII, LLC
CA Capital Management Services III, LLC	KBS SOR Acquisition XXIV, LLC
EE 424 Bedford Owner, LLC	KBS SOR Acquisition XXV, LLC
GPI Burbank Collection, LLC	KBS SOR Acquisition XXVI, LLC
JP-Greenway I, LLC	KBS SOR Acquisition XXVII, LLC
JP-Greenway III, LLC	KBS SOR Acquisition XXVIII, LLC
JP-KBS Richardson Acquisition I, LLC	KBS SOR Acquisition XXIX, LLC
JP-KBS Richardson Holdings, LLC	KBS SOR Acquisition XXX, LLC
JP-KBS Richardson Holdings II, LLC	KBS SOR Acquisition XXXI, LLC
JP-Palisades I, LLC	KBS SOR Acquisition XXXII, LLC
JP-Palisades II, LLC	KBS SOR Acquisition XXXIII, LLC
JP-Palisades III, LLC	KBS SOR Acquisition XXXIV, LLC
JP-Palisades IV, LLC	KBS SOR Austin Suburban Portfolio, LLC
KBS Finance LLC	KBS SOR Battery Point, LLC
KBS Strategic Opportunity Holdings LLC	KBS SOR Central Building, LLC
KBS Strategic Opportunity Limited Partnership	KBS SOR City Tower, LLC
KBS SOR 110 William JV, LLC	KBS SOR CMBS Owner, LLC
KBS SOR 125 John Carpenter, LLC	KBS SOR Crown Pointe, LLC
KBS SOR 156th Avenue Northeast, LLC	KBS SOR Debt Holdings II LLC
KBS SOR 1635 N. Cahuenga JV, LLC	KBS SOR Debt Holdings II X LLC
KBS SOR 1800 West Loop South, LLC	KBS SOR Equity Holdings X LLC
KBS SOR 353 Sacramento Street, LLC	KBS SOR Iron Point, LLC
KBS SOR 424 Bedford, LLC	KBS SOR NIP JV Member, LLC
KBS SOR 424 Bedford JV, LLC	KBS SOR NIP JV Member TRS Member, LLC
KBS SOR 50 Congress Street, LLC	KBS SOR Maitland Promenade II, LLC
KBS SOR 6565-6575 West Loop South, LLC	KBS SOR Marquette Plaza, LLC
KBS SOR 8 and 9 Corporate Centre, Inc.	KBS SOR Northridge, LLC
KBS SOR Academy Point, LLC	KBS SOR Park Highlands, LLC
KBS SOR Acquisition I, LLC	KBS SOR Park Highlands JV, LLC
KBS SOR Acquisition II, LLC	KBS SOR Park Highlands II, LLC
KBS SOR Acquisition III, LLC	KBS SOR Park Highlands II JV, LLC
KBS SOR Acquisition IV, LLC	KBS SOR Park Highlands TRS, LLC
KBS SOR Acquisition V, LLC	KBS SOR Plaza Bellevue, LLC
KBS SOR Acquisition VI, LLC	KBS SOR Powers Ferry Landing East, LLC
KBS SOR Acquisition VII, LLC	KBS SOR Properties, LLC
KBS SOR Acquisition VIII, LLC	KBS SOR Richardson Land JV, LLC
KBS SOR Acquisition X, LLC	KBS SOR Richardson Portfolio JV, LLC
KBS SOR Acquisition XI, LLC	KBS SOR Roseville Commerce Center, LLC
KBS SOR Acquisition XII, LLC	KBS SOR SREF III 110 William, LLC
KBS SOR Acquisition XIII, LLC	KBS SOR TRS Services, LLC
KBS SOR Acquisition XIV, LLC	KBS SOR Village Overlook, LLC
KBS SOR Acquisition XV, LLC	KBS SOR Westmoor Center, LLC
KBS SOR Acquisition XVI, LLC	KBS SOR Westpark Portfolio, LLC
KBS SOR Acquisition XVII, LLC	KBS SOR X Acquisition I, LLC
KBS SOR Acquisition XVIII, LLC	KBS SOR (BVI) Holdings, Ltd.
KBS SOR Acquisition XIX, LLC	NIP JV, LLC
NIP Owner, LLC